June 4, 2015 Leveraged Finance Conference Presentation Exhibit 99.1

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

SAFE HARBOR STATEMENT
2
This
presentation
contains
“forward-looking
statements”
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933
and
Section
21E
of
the
Securities
Exchange
Act
of
1934
that
are
based
on
management’s
beliefs
and
assumptions
and
on
information
currently
available
to
management.
Most
forward-looking
statements
contain
words
that
identify
them
as
forward-looking,
such
as
“anticipates,”
“believes,”
“continues,”
“could,”
“seeks,”
“estimates,”
“expects,”
“intends,”
“may,”
“plans,”
“potential,”
“predicts,”
“projects,”
“should,”
“will,”
“would”
or
similar
expressions
and
the
negatives
of
those
terms
that
relate
to
future
events.
Forward-looking
statements
involve
known
and
unknown
risks,
uncertainties
and
other
factors
that
may
cause
Gogo’s
actual
results,
performance
or
achievements
to
be
materially
different
from
any
projected
results,
performance
or
achievements
expressed
or
implied
by
the
forward-looking
statements.
Forward-looking
statements
represent
the
beliefs
and
assumptions
of
Gogo
only
as
of
the
date
of
this
presentation
and
Gogo
undertakes
no
obligation
to
update
or
revise
publicly
any
such
forward-looking
statements,
whether
as
a
result
of
new
information,
future
events
or
otherwise.
As
such,
Gogo’s
future
results
may
vary
from
any
expectations
or
goals
expressed
in,
or
implied
by,
the forward-looking statements included in this presentation, possibly to a material degree.
Gogo
cannot
assure
you
that
the
assumptions
made
in
preparing
any
of
the
forward-looking
statements
will
prove
accurate
or
that
any
long-term
financial
or
operational
goals
and
targets
will
be
realized.
In
particular,
the
availability
and
performance
of
certain
technology
solutions
yet
to
be
implemented
by
the
Company
set
forth
in
this
presentation
represent
aspirational
long-term
goals
based
on
current
expectations.
For
a
discussion
of
some
of
the
important
factors
that
could
cause
Gogo’s
results
to
differ
materially
from
those
expressed
in,
or
implied
by,
the
forward-looking
statements
included
in
this
presentation,
investors
should
refer
to
the
disclosure
contained
under
the
headings
“Risk
Factors”
and
“Cautionary
Note
Regarding
Forward-Looking
Statements”
in
the
Company’s
Annual
Report
on
Form
10-K
filed
with
the
SEC
on
February 27, 2015.
Note to Certain Operating and Financial Data
In
addition
to
disclosing
financial
results
that
are
determined
in
accordance
with
U.S.
generally
accepted
accounting
principles
(“GAAP”),
Gogo
also
discloses
in
this
presentation
certain
non-GAAP
financial
information,
including
Adjusted
EBITDA
and
Cash
CapEx.
These
financial
measures
are
not
recognized
measures
under
GAAP,
and
when
analyzing
our
performance
or
liquidity,
as
applicable,
investors
should
(i)
use
Adjusted
EBITDA
in
addition
to,
and
not
as
an
alternative
to,
net
loss
attributable
to
common
stock
as
a
measure
of
operating
results,
and
(ii)
use
Cash
CAPEX
in
addition
to,
and
not
as
an
alternative
to,
consolidated
capital
expenditures
when evaluating our liquidity.
In
addition,
this
presentation
contains
various
customer
metrics
and
operating
data,
including
numbers
of
aircraft
or
units
online,
that
are
based
on
internal
company
data,
as
well
as
information
relating
to
the
commercial
and
business
aviation
market,
and
our
position
within
those
markets.
While
management
believes
such
information
and
data
are
reliable,
they
have
not
been
verified
by
an
independent
source
and
there
are
inherent
challenges
and
limitations
involved
in
compiling
data
across various geographies and from various sources.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
KEY CREDIT HIGHLIGHTS

LARGE GROWTH OPPORTUNITY
LARGE GROWTH OPPORTUNITY
HIGH BARRIERS TO ENTRY
HIGH BARRIERS TO ENTRY
EXPERIENCE & SCALE
EXPERIENCE & SCALE
LEADING POSITION
LEADING POSITION
ATTRACTIVE ECONOMICS
ATTRACTIVE ECONOMICS

MARKET & COMPANY OVERVIEW

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
AVIATION INTERNET TRENDS

1
2
3
4
5
Connected
aircraft
transform
global
aviation
–
the
last
frontier
of
internet connectivity
Cost, coverage, capacity and reliability are just now reaching critical inflection points
Next gen technologies expected to increase speeds from 10 to 100Mbps within 5 years with a comparable reduction in costs
More bandwidth drives demand from business traveler connectivity today to every person and most ‘things’ on aircraft in 10 years
Airlines will demand ‘Always
Available Everywhere for Every Plane’

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
CA -
North America
(“CA-NA”)
1.4x
1.2x
CA -
Rest of World
(“CA-ROW”)
2.3x
(1)
Source:
Boeing
Current
Market
Outlook
2014
–
2033,
excludes:
cargo
aircraft.
(2)
Source:
JetNet
iQ
Report
Q4
2014;
General
Aviation
Manufacturers
Association
2014
Statistical
Databook,
excludes
Rest
of
World
turbo
props.
ADDRESSABLE CONNECTED AIRCRAFT
ADDRESSABLE CONNECTED AIRCRAFT
Commercial Aviation (“CA”)
Commercial Aviation (“CA”)
Business Aviation (“BA”)
Business Aviation (“BA”)
2.6x size
of CA-NA
2.6x size
of CA-NA
A LARGE AND GROWING GLOBAL
CONNECTED AVIATION MARKET
The connected aircraft industry is worth up to $30 billion
The connected aircraft industry is worth up to $30 billion
6
5,300
7,300
2013
2033F
13,900
32,000
2013
2033F
30,300
37,800
2014
2024F
(1)
(2)

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Largest Market Share in CA-NA
Largest Market Share in CA-NA
GOGO’S IMPRESSIVE SCALE AND REACH
Largest Market Share in BA
Largest Market Share in BA
2,200
524
349
154
Global Eagle
Thales/LiveTV
Panasonic
68% of connected aircraft
Note: Data based on management estimates, trade publications and other public sources as of 3/31/2015
(1) Gogo satellite business aircraft includes 5,402 aircraft online comprised of 5,353 Iridium equipped aircraft and 49 SwiftBroadband equipped aircraft as of 3/31/15
(2) Based on management estimates as of 3/31/2015
(3) Includes Gogo
awarded aircraft as of 5/7/2015
2,983
400
ViaSat
5,353
3,144
Competitors
Broadband
Narrowband
#1 Global in-flight connectivity provider
Leader in North America and expanding internationally
#1 Global in-flight connectivity provider
Leader in North America and expanding internationally
7
Untapped CA-ROW market
Untapped CA-ROW market
318
10,700
Available Aircraft
88% of broadband aircraft
63%
of
Iridium
satellite
aircraft
1
2Ku –
Leading global satellite technology
–
300+ aircraft to be installed w/ 2Ku
Awarded
Aircraft
(2)
(2)
(2)
(3)

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
LONG-TERM PARTNERSHIPS WITH OUR MAJOR
AVIATION PARTNERS
8
North America
North America
Original Equipment Manufacturers
Original Equipment Manufacturers
Fractional Jet Operators
Fractional Jet Operators
Commercial Aviation
Commercial Aviation
Business Aviation
Business Aviation
International
International

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

WHY WE WIN
Specialize in aviation and telecom
Specialize in aviation and telecom
Excellent reliability
Excellent reliability
Superior technology & economics
Superior technology & economics
End-to-end service provider
End-to-end service provider
1
2
3
4

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

WE SPECIALIZE IN AIRCRAFT AND HAVE
A TRACK RECORD OF INNOVATION
ATG / ATG-4
1
st
generation
of technology
North America coverage
2Ku
2
nd
generation of technology
Global coverage
Intellectual
Property
100+ patents globally
Other Aviation
Innovations
Leader in wireless in-flight entertainment:
1,800+ aircraft
installed
Other industry leading IFC
& IFE product innovations: Crew
Connect, Text & Talk, Universal Cabin System, and others
1
2
3
4
EXPERTISE IN INTERNET, AVIATION AND TELECOM
EXPERTISE IN INTERNET, AVIATION AND TELECOM

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Technology
Region
Peak
Speed
Key Attributes
Iridium
Global
2.4 Kbps
-
Low data speeds
Swift Broadband
Global
432 Kbps
-
Low data speeds
ATG
/ ATG-4
Regional
3.1 / 9.8
Mbps
-
Overnight install
-
Suits all aircraft types
-
Lower latency vs.
satellite
2Ku
Global
70-100
Mbps
-
2x spectrally efficient
vs. Ku / Ka band
-
Lower profile radome
-
More robust and
reliable
Expected
2015
Launch
Ku Band
Global
50 Mbps
-
Global coverage
-
Multiple suppliers
Ka
Band
Global
50 Mbps
-
Spot beam
technology
-
Next Generation
Expected
2015
Launch
Expected
2015
Launch
(Regional)
Expected
2015
Launch
Global Eagle
Broadest suite of technologies and full fleet connectivity solutions
Proprietary 2Ku technology: higher peak speed (70-100 Mbps) than competitors at half the bandwidth cost
ATG / ATG-4: fastest deployment time (overnight) and lightest equipment
Broadest suite of technologies and full fleet connectivity solutions
Proprietary 2Ku technology: higher peak speed (70-100 Mbps) than competitors at half the bandwidth cost
ATG / ATG-4: fastest deployment time (overnight) and lightest equipment
LARGEST TECHNOLOGY PORTFOLIO

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 12 EXCELLENT RELIABILITY 75+ million sessions 7,800+ flights per day 98% + ATG End-to-End System Availability Source: Company information

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

THE MOST COMPLETE END-TO-END
AVIATION SERVICE PROVIDER
Real-time credit card processing
Real-time weather information
Other applications to enhance
airlines operational efficiency
Account support
Network monitoring and management
Passenger support services, portal
design, developing and hosting
Airborne equipment for ATG and
satellite
Certification, installation,
maintenance, etc.
Passenger connectivity
Passenger entertainment
Portal content
ATG / ATG-4 for North America
2Ku / Ku / Ka for global satellite service
Passenger Services
Equipment and Equipment
Related Services
Airline / Owner / Operator
Services
Operations-Oriented
Communications Services
Global Network Solutions

FINANCIALS AND CAPITAL STRUCTURE

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

GROWING REVENUE DRIVES PROFITABILITY
Note: Minor differences exist due to rounding
(1) Please see reconciliation of Adjusted EBITDA in appendix
Adjusted EBITDA
(1)
($MM)
$37
$160
$328
$408
$428
2009
2011
2013
2014
Q1 2015
LTM
($89)
($1)
$8
$11
$14
$41
$78
$80
2009
2011
2013
2014
Q1 2015
LTM
$49
CA-ROW
Segment Loss
Revenue ($MM)
62%
CAGR
$89
Adjusted EBITDA
$93

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

CA -
NA: REVENUE AND SEGMENT PROFIT GROWTH
Note: Minor differences exist due to rounding
(1) We define ARPA as the aggregate service revenue for the annual period divided by the number of aircraft online during that period
$11
$251
$266
2009
2014
Q1 2015 LTM
Revenue ($MM)
$24
$121
$127
2009
2014
Q1 2015 LTM
Annualized
ARPA
(1)
($000s)
$(91)
$26
$30
2009
2014
Q1 2015 LTM
Segment Profit
($MM)
11%
Margin
692
2,098
2,200
2009
2014
Q1 2015
Aircraft Online
(End of Period)
102 Q/Q
Increase

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
$6
$72
$78
$20
$84
$81
2009
2014
Q1 2015 LTM
17
BA: HIGH-MARGIN SERVICE REVENUE DRIVES
PROFITABILITY AND CASH FLOW
$26
$156
$159
Equipment Revenue
Service Revenue
Revenue ($MM)
$3
$63
$63
11%
40%
40%
2009
2014
Q1 2015 LTM
Segment Profit
($MM)
Segment Profit Margin
Segment Profit
49
2,797
2,983
2009
2014
Q1 2015
ATG Aircraft Online
(End of Period)
186 Q/Q
Increase
139
943
936
2009
2014
Q1 2015 LTM
ATG Units Shipped
Note: Minor differences exist due to rounding.
43%
CAGR

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

116 aircraft online as of 3/31/2015
Near global Ku-band satellite network
2Ku technology selected by 6 airlines
for trial or adoption
1
85
116
180
257
293
318
2012
2013
2014
Q1 2015
Aircraft Online (end of period)
Cumulative Aircraft Awards
(1) Figures reflect aircraft under non-binding agreements
(2) Includes Gogo
awarded aircraft as of 5/7/2015
$14
$41
$78
$80
2012
2013
2014
Q1 2015 LTM
International Aircraft Wins
(cumulative)
Executing Our International Expansion
CA-ROW Segment Loss ($MM)
International Partners
CA -
ROW: FOCUS ON INTERNATIONAL EXPANSION
(1)
(2)

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

NORMALIZED CAPEX MODEL
(1) Please see reconciliation of Cash CapEx in the Appendix
Gross CapEx
Capitalized
software
Airborne
equipment
Network
equipment
Over the past two
years, Gogo’s Cash
CapEx has been
stable at ~$100
million
Over the past two
years, Gogo’s Cash
CapEx has been
stable at ~$100
million
Equipment proceeds received from airlines
and landlord incentives
Cash
CapEx
(1)

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.
GOGO CAPITAL STRUCTURE
Note: Senior Unsecured Convertible Notes and total debt represent the principal amounts outstanding, which includes amounts treated as equity for accounting purposes.
Balance ($MM)
3/31/2015
Cash & Cash Equivalents
$400
Senior Secured Credit Facility
$307
Senior Unsecured Convertible Notes
$362
Total Debt
$669
Total Net Debt
$269
Senior Secured Credit Facility ($MM)
Tranche
Amount 3/31/2015
LIBOR Floor
Margin
Maturity
Next Call Date
Call Premium
Tranche B-1 Loan
$232
1.5%
L+975
3/21/2018
12/21/2015
103
Tranche B-2 Loan
$74
1.0%
L+650
3/21/2018
12/21/2015
103
Senior Unsecured Convertible Notes ($MM)
Amount 3/31/2015
Coupon
Maturity
Convertible Notes
$362
3.75%
3/1/2020

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Attractive Credit
Attractive Credit
Large growth opportunity
Large growth opportunity
Attractive Economics
Attractive Economics
Leading position, high barriers to entry
Leading position, high barriers to entry
Experience & Scale
Experience & Scale
Focused Strategy
Focused Strategy
Gain global share
Gain global share
Grow ARPA
Grow ARPA
Increase bandwidth to aircraft
Increase bandwidth to aircraft
Deliver consistent execution
Deliver consistent execution
KEY CREDIT HIGHLIGHTS
Gogo is a leading aero communications service provider
for the global aviation industry

Q&A

APPENDIX

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

ADJUSTED EBITDA RECONCILIATION ($MM)
2009
2010
2011
2012
2013
2014
Q1
2014
Q2
2014
Q3
2014
Q4
2015
Q1
Net
Income
(142)
(140)
(18)
(96)
(146)
(17)
(19)
(25)
(24)
(20)
Interest Income
(0)
(0)
(0)
(0)
(0)
(0)
(0)
(0)
(0)
(0)
Interest
Expense
30
–
1
9
29
7
7
9
9
10
Income Tax Provision
–
3
1
1
1
–
–
–
–
–
Depreciation
& Amortization
22
31
33
37
56
16
15
17
17
19
EBITDA
(91)
(106)
16
(49)
(60)
6
4
2
2
9
Fair Value Derivative
Adjustments
–
33
(59)
(10)
36
–
–
–
–
–
Class
A and Class B Senior
Convertible Preferred Stock
Return
–
18
31
52
29
–
–
–
–
–
Accretion of Preferred Stock
–
9
10
10
5
–
–
–
–
–
Stock-based
Compensation
Expense
1
2
2
4
6
2
2
3
3
3
Loss on Extinguishment of
Debt
2
–
–
–
–
–
–
–
–
–
Write Off of Deferred Equity
Financing Costs
–
–
–
5
–
–
–
–
–
–
Amortization of Deferred
Airborne Lease Incentives
–
(1)
(1)
(4)
(8)
(3)
(3)
(4)
(4)
(4)
Adjusted EBITDA
(89)
(45)
(1)
9
8
5
3
1
1
8
Note: Minor differences exist due to rounding

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

CASH CAPEX RECONCILIATION ($MM)
2009
2010
2011
2012
2013
2014
Q1
2014
Q2
2014
Q3
2014
Q4
2015
Q1
Purchases of
Property and
Equipment
(69)
(33)
(33)
(67)
(105)
(32)
(28)
(35)
(37)
(53)
Acquisition
of
Intangible Assets
(Capitalized
Software)
(8)
(7)
(10)
(12)
(16)
(4)
(5)
(5)
(3)
(4)
Consolidated Capital
Expenditures
(77)
(40)
(43)
(79)
(121)
(36)
(33)
(41)
(40)
(57)
Change in Deferred
Airborne Lease
Incentives
–
9
11
18
9
5
3
5
17
9
Amortization of
Deferred Airborne
Lease Incentives
–
1
1
4
8
3
3
3
4
4
Landlord
Incentives
–
–
–
–
–
–
–
2
7
12
Cash CapEx
(77)
(30)
(31)
(58)
(104)
(29)
(27)
(30)
(12)
(32)
Note: Minor differences exist due to rounding